SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                            Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013
(Address of principal executive offices)                                             (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note:  The only item being affected by this amended report is item 4.01 below.

Item 4.01.        Changes in Registrant’s Certifying Accountant

Dismissal of Montgomery, Coscia, Greilich LLP and Appointment of Whitley Penn LLP

Effective April 26, 2012, the Company dismissed Montgomery, Coscia, Greilich LLP. (“MCG”) as the Company’s independent registered public accounting firm and appointed Whitley Penn, LLP (“WP”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the change of independent registered public accounting firms.

MCG’s independent auditor’s report dated March 30, 2012, furnished in connection with the Company’s annual report on Form 10-K for the period ended December 31, 2011, and MCG’s independent auditor’s report dated March 31, 2011, furnished in connection with the Company’s annual report on Form 10-K for the period ended December 31, 2010, did not include an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such independent auditor’s report contained an qualification raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and the subsequent interim period prior to the date of this report, there were no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MCG, would have caused it to make reference to the matter thereof in connection with its report.

The Company has provided MCG with a copy of this report prior to the filing hereof and has requested that MCG furnish the Company a letter addressed to the Commission stating whether or not MCG agrees with the statements made by the Company in this report.  A copy of MCG’s letter is attached as Exhibit 16 hereto.

Prior to the appointment of WP as the Company’s independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with WP regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that WP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions or an event identified in response to Item 304(a)(1)(v) of Regulation S-K.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description

	16	Letter dated May 2, 2012 from Montgomery Coscia Greilich LLP

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 10, 2012

HALO COMPANIES, INC.

By:	/s/ Brandon C. Thompson
Brandon C. Thompson
Chairman of the Board, Chief Executive Officer and Director